SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 2, 1998
                                                (December 1, 1998)
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                    Wellsford Real Properties, Inc.
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          (Exact name of registrant as specified in its charter)

       1-12917                               13-3926898
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(Commission File Number)           (IRS Employer Identification No.)


                                 Maryland
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              (State or other jurisdiction of incorporation)

                  610 Fifth Avenue, New York, New York 10020
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                 (Address of principal executive offices)
                                (Zip Code)


                              (212) 333-2300
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           (Registrant's telephone number, including area code)
Item 5.   Other Events

     On December 1, 1998, Richard S. Frary became a member of the Board of Directors of Wellsford Real Properties, Inc. (AMEX: "WRP").


Item 7.   Financial Statements, Proforma Financial Information and Exhibits

(a)  Financial Statements

     None.


(b)  Pro Forma Financial Information

     None.


(c)  Exhibits

     99.1 Press release, dated November 30, 1998, announcing the appointment of Richard S. Frary to WRP's Board of Directors.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Wellsford Real Properties, Inc.
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                                                 (Registrant)

Date December 2, 1998                   By: /s/ Gregory F. Hughes
                                            ---------------------------
                                            Gregory F. Hughes
                                            Chief Financial Officer